Exhibit 10.13

OPEN MORTGAGE CONSTITUTED BY MARINES C.A. TO GUARANTEE ITS OWN OBLIGATIONS AND THOSE CONTRACTED BY RECORCHOLIS S.A. AND MESSRS. RÉCHER HERNÁN VIVANCO CÓRDOVA AND LUZ SIERRA SIERRA DE VIVANCO, IN FAVOR OF CONLORANCE INVESTMENTS INC.
AMOUNT: UNDETERMINED.

        In the City of Guayaquil, Capital of the Province of Guayas, Republic of Ecuador, today,

        of the year two thousand three, before me, DR. PIERO GASTON AYCART VINCENZINI, Principal Notary THIRTY of this Canton, there appear the party of the first part, the British Virgin Islands company CONLORANCE INVESTMENTS INC., duly represented by its Special Representative in Ecuador, Attorney Justo Andrés Andrade Macías, an Ecuadorian; and the party of the second part, the companies MARINES C.A. and RECORCHOLIS S.A., represented by Mr. Récher Hernán Vivanco Córdova, in his capacity of General Manager and Legal Representative, duly authorized by the Universal Shareholders Meetings of these Companies, held on February twenty-six, two thousand three, and the spouses RÉCHER HERNÁN VIVANCO CÓRDOVA, an Ecuadorian, and LUZ AMINTA SIERRA SIERRA DE VIVANCO, a Colombian, on their own behalf and on behalf of their community of assets. All the deponents are of legal age, executives, domiciled in this city of Guayaquil, competent to bind themselves and contract, known to me, I certify. Being well informed of the object and outcome of this instrument of Open Mortgage and Voluntary Prohibition to Sell, as indicated; and, with ample and complete freedom to execute it, they submit to me the draft with the following content:

        MR. NOTARY: In the register of public instruments kept by you, please insert an instrument containing the contract of Open Mortgage and Voluntary Prohibition to Sell, governed by the following clauses and provisions:

        CLAUSE ONE: THE PARTIES.- The following persons appear to execute this public instrument of Open Mortgage and Voluntary Prohibition to Sell: a) The party of the first part, the company CONLORANCE INVESTMENTS INC., duly represented by its Special Representative in Ecuador, authorized for this purpose, Attorney Justo Andrade Macías, hereinafter "THE CREDITOR"; b) The party of the second part, the company MARINES C.A., duly represented by its General Manager, Mr. Récher Hernán Vivanco Córdova, duly authorized by the Universal Shareholders Meeting of said company, held on February twenty-six, two thousand three, hereinafter "MARINES C.A."

        CLAUSE TWO: RECITALS.- a) The spouses Récher Hernán Vivanco Córdova and Luz Aminta Sierra Sierra de Vivanco are, on their own behalf and on behalf of their community of assets, currently debtors of THE CREDITOR. In addition, these obligations are guaranteed by the companies MARINES C.A. and RECORCHOLIS S.A. b) MARINES C.A. is willing to guarantee the obligations of the spouses Récher Hernán Vivanco Córdova and Luz Aminta Sierra Sierra de Vivanco, on their own behalf and on behalf of their community of assets, to THE CREDITOR, and in addition they are guaranteed by the companies MARINES C.A. and RECORCHOLIS S.A. by the open mortgage guarantee hereunder. c) MARINES C.A. is the legitimate owner of the following real estate properties:

i)
Property containing a shrimp Packing Plant located in lot ONE-A-FOUR, block W in Lotización Las Ferias, parish of Eloy Alfaro-Durán, canton of Durán, Province of Guayas, with the following boundaries and dimensions: To the north—third street and El Recreo stream, measuring one hundred seventy-three meters; To the south—lot ONE-A-FIVE measuring one hundred seventy-three meters; To the east—interior street without name, measuring sixty meters; and To the west—El Recreo stream, measuring sixty meters, which measurements give a total area of TEN THOUSAND THREE HUNDRED EIGHTY SQUARE METERS. Said property was acquired by MARINES C.A. under Public Instrument of Purchase and Sale executed by the company INMOBILIARIA GEONAL S.A. on June eighteen, nineteen hundred eighty-six, before Atty. José Antonio Paulson Gómez, Alternate Notary of Atty. Ernesto Tama Costales, Notary Fourteen of the Canton of Guayaquil, duly recorded in the Register of the Property of the Canton of Guayaquil, on November sixteen, nineteen hundred eighty- seven, pages three hundred thirty-four thousand six hundred one to three hundred thirty-four thousand six hundred twenty-six, number fifteen thousand forty-five of the Register of Property, entered under number twenty-nine thousand three hundred ninety-nine of the repertory.

ii)
Property containing a Larvae Laboratory located two thousand nine hundred meters from the town of San Pablo, place with the same name, belonging to the Canton Santa Elena across the highway which leads from said town to Manglaralto, with the following boundaries and dimensions: To the north—vacant lands measuring one hundred thirty-six meters, seventy centimeters; To the south—vacant lands and sands measuring one hundred thirty-six meters seventy centimeters; To the east—unoccupied lands measuring one hundred ten meters; and To the west—twenty-five meters from the Santa Elena-Manglaralto Highway, measuring one hundred ten meters, which give a total area of FIFTEEN THOUSAND SQUARE METERS, SEVENTY SQUARE CENTIMETERS. Said property was acquired by MARINES C.A. through a transfer by Merger by Absorption carried out under Public Instrument executed between MARINES C.A. as absorbing and VANALARVA S.A. (legitimate owner of the property) and ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. as absorbed companies, on December one, nineteen hundred ninety-eight, before Atty. Gloria Lecaro de Crespo, Notary Nine of the Canton of Guayaquil, recorded in the Register of Property of Guayaquil on December five, two thousand two. In turn, the company VANALARVA S.A. acquired the property by adjudication granted by the Illustrious Municipality of Santa Elena to Mr. Roberto Guerrero Gallardo, who, in turn, sold it to VANALARVA S.A. under Auction Minutes recorded in the Register of Property of the Canton of Santa Elena on May twenty-three, nineteen hundred eighty-five, registration number three hundred fifty-one, and repertory number nine hundred thirty-one.

iii)
Property called Isla Verde with a total area of SEVEN HUNDRED THIRTY-SIX POINT SEVENTY-NINE HECTARES, located in the sector named Isla Verde, between Isla Puná and the Continent, surrounded by Rio Guayas and the Cascajal Canal, in the perish of Ximena in this city of Guayaquil. Said property consists of nine lots which currently form a single body, with the following description and title history:

        One) Lot A-One—with an area of eighty-one point eighty-seven hectares, Land Registration number eight thousand three hundred forty (8,340) and Land Identification forty-six (46). This lot was acquired by MARINES C.A. through a transfer by Merger by Absorption executed under Public Instrument between MARINES C.A. as absorbing and VANALARVA S.A. and ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. (legitimate owner of the property) as absorbed companies, on December one, nineteen hundred ninety-eight before Atty. Gloria Lecaro de Crespo, Notary Nine of the Canton of Guayaquil, recorded in the Register of Property of Guayaquil on December five, two thousand two. In turn, ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. acquired it under a transfer by Merger by Absorption executed by Public Instrument between ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. as absorbing and ACUACULTURA CAMARONES ACUACAM S.A. as absorbed company, on September one, nineteen hundred ninety-four, before Atty. Julio Guerrero Cárdenas, Notary Twenty-Five of the Canton of Guayaquil, recorded in the Register of Property of Guayaquil on June eleven, nineteen hundred ninety-eight. In turn, the company ACUACULTURA CAMARONES ACUACAM S.A. acquired it, with an area of two hundred hectares, by purchase of hereditary rights and shares from the heirs of Gregorio Carvajal Rubio, executed by Public Instrument before Notary Twenty-Eight of Guayaquil, Atty. Eugenio Ramírez, on June twenty, nineteen hundred eighty-four, recorded in the Register of Property of Guayaquil on July sixteen, nineteen hundred eighty-four.

        Two) Lot A-2—with an area of ninety-seven point ninety-nine hectares, Land Registration number eight thousand four hundred two (8,402) and Land Identification number forty-seven (47). This lot was acquired by MARINES C.A. under a transfer by Merger by Absorption executed by Public Instrument between MARINES C.A. as absorbing and VANALARVA S.A. and ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. (legitimate owner of the property) as absorbed companies, on December one, nineteen hundred ninety-eight before Atty. Gloria Lecaro de Crespo, Notary Nine of the Canton of Guayaquil, recorded in the Register of Property of Guayaquil on December five, two thousand two. In turn, ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. acquired it under a transfer by Merger by Absorption executed by Public Instrument between ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. as absorbing and ACUACULTURA CAMARONES ACUACAM S.A. as absorbed on September one, nineteen hundred ninety-four, before Atty. Julio Guerrero Cárdenas, Notary Twenty-Five of the Canton of Guayaquil, recorded in the Register of Property of Guayaquil on June eleven, nineteen hundred ninety-eight. In turn, ACUACULTURA CAMARONES ACUACAM S.A. acquired it by purchase from ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. under Public Instrument executed before Notary Five of Guayaquil, Dr. Gustavo Falconí Ledesma, on August eleven, nineteen hundred eighty-eight, recorded in the Register of Property of Guayaquil, on September fourteen, nineteen hundred eighty-eight.

        Three) Lot A-3—With an area of thirty-eight point sixty-eight hectares, Land Registration number eight thousand four hundred twenty-eight (8428) and Land Identification number forty-eight (48). This lot was acquired by MARINES C.A. through a transfer by Merger by Absorption executed by Public Instrument between MARINES C.A. as absorbing and VANALARVA S.A. and ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. (legitimate owner of the property) as absorbed companies, on December one, nineteen hundred ninety-eight before Atty. Gloria Lecaro de Crespo, Notary Nine of the Canton of Guayaquil, recorded in the Register of Property of Guayaquil on December five, two thousand two. In turn, ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. acquired it under a transfer by Merger by Absorption executed by Public Instrument between ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. as absorbing and ACUACULTURA CAMARONES ACUACAM S.A. as absorbed on September one, nineteen hundred ninety-four, before Atty. Julio Guerrero Cárdenas, Notary Twenty-Five of the Canton of Guayaquil, recorded in the Register of Property of Guayaquil on June eleven, nineteen hundred ninety-eight. In turn, ACUACULTURA CAMARONES ACUACAM S.A. acquired it, by purchase from BALMANTA S.A. under Public Instrument executed before Notary Five of Guayaquil, Dr. Gustavo Falconí Ledesma, on August eleven, nineteen hundred eighty-eight, recorded in the Register of Property of Guayaquil, on September twenty-eight, nineteen hundred eighty-eight.

        Four) Lot A-4—With an area of ninety-two point forty-one hectares, Land Registration number nine thousand five hundred twelve (9512) and Land Identification number one hundred seventy-two (172). This lot was acquired by MARINES C.A. through a transfer by Merger by Absorption executed by Public Instrument between MARINES C.A. as absorbing and VANALARVA S.A. and ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. (legitimate owner of the property) as absorbed companies, on December one, nineteen hundred ninety-eight before Atty. Gloria Lecaro de Crespo, Notary Nine of the Canton of Guayaquil, recorded in the Register of Property of Guayaquil on December five, two thousand two. In turn, ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. acquired it under a transfer by Merger by Absorption executed by Public Instrument between ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. as absorbing and ACUACULTURA CAMARONES ACUACAM S.A. as absorbed on September one, nineteen hundred ninety-four, before Atty. Julio Guerrero Cárdenas, Notary Twenty-Five of the Canton of Guayaquil, recorded in the Register of Property of Guayaquil on June eleven, nineteen hundred ninety-eight. In turn, ACUACULTURA CAMARONES ACUACAM S.A. acquired it, by purchase of hereditary rights and shares from the heirs of José Borbor, executed by Public Instrument before Notary Thirteen of Guayaquil, Dr. Norma Plaza de García, on September twenty-one, nineteen hundred eighty-seven and recorded in the Register of Property of Guayaquil on January thirteen, nineteen hundred eighty-eight.

        Five) Lot C-1—with an area of one hundred thirteen point forty-seven hectares, Land Registration number nine thousand five hundred thirteen (9513) and Land Identification number one hundred seventy-three (173). This lot was acquired by MARINES C.A. through a transfer by Merger by Absorption executed by Public Instrument between MARINES C.A. as absorbing and VANALARVA S.A. and ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. (legitimate owner of the property) as absorbed companies, on December one, nineteen hundred ninety-eight before Atty. Gloria Lecaro de Crespo, Notary Nine of the Canton of Guayaquil, recorded in the Register of Property of Guayaquil on December five, two thousand two. In turn, ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. acquired it under a transfer by Merger by Absorption executed by Public Instrument between ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. as absorbing and CAMARONES TÉCNICOS CAMTEC S.A. as absorbed on September one, nineteen hundred ninety-four, before Atty. Julio Guerrero Cárdenas, Notary Twenty-Five of the Canton of Guayaquil and recorded in the Register of Property of Guayaquil on June eleven, nineteen hundred ninety-eight. In turn, CAMARONES TÉCNICOS CAMTEC S.A. acquired it with an area of two hundred hectares, by purchase of hereditary rights and shares from the heirs of Gregorio Carvajal Rubio, executed by Public Instrument before Notary Twenty-Eight of Guayaquil, Atty. Eugenio Ramírez, on June twenty, nineteen hundred eighty-four, recorded in the Register of Property of Guayaquil on July seventeen, nineteen hundred eighty-four. The area of this lot was replanted by the Institute for Agrarian Reform and Colonization IERAC, on one hundred eighty-nine point ten hectares (189.10), as appears from the Public Instrument of Establishment of Boundaries executed on July twenty-two, nineteen hundred eighty-five before Notary Thirteen of Guayaquil, Dr. Norma Plaza de García and recorded in the Register of Property of Guayaquil on February twenty-one, nineteen hundred eighty-six. Subsequently, CAMARONES TÉCNICOS CAMTEC S.A. separated from this lot and sold to ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. a lot of seventy-five point sixty-three hectares (75.63), by Public Instrument of Purchase and Sale executed before Notary Five of Guayaquil, Dr. Gustavo Falconí Ledesma, on August eleven, nineteen hundred eighty-eight and recorded in the Register of Property of Guayaquil on September twenty-nine, nineteen hundred eighty-eight, with a remainder of one hundred thirteen point forty-seven hectares (113.47) which is the current area of this lot.

        Six) Lot C-2—with an area of one hundred seven point thirty-three hectares (107.33) with Land Registration number nine thousand five hundred fourteen (9514) and Land Identification number one hundred seventy-four (174). This lot was acquired by MARINES C.A. through a transfer by Merger by Absorption executed by Public Instrument between MARINES C.A. as absorbing and VANALARVA S.A. and ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. (legitimate owner of the property) as absorbed companies, on December one, nineteen hundred ninety-eight before Atty. Gloria Lecaro de Crespo, Notary Nine of the Canton of Guayaquil, recorded in the Register of Property of Guayaquil on December five, two thousand two. In turn, ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. acquired it under a transfer by Merger by Absorption executed by Public Instrument between ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. as absorbing and CAMARONES TÉCNICOS CAMTEC S.A. as absorbed on September one, nineteen hundred ninety-four, before Atty. Julio Guerrero Cárdenas, Notary Twenty-Five of the Canton of Guayaquil, recorded in the Register of Property of Guayaquil on June eleven, nineteen hundred ninety-eight. In turn, CAMARONES TÉCNICOS CAMTEC S.A. acquired it by purchase from ACUACULTURA CAMARONES ACUARAM [sic] S.A. under Public Instrument executed before Notary Five of Guayaquil, Dr. Gustavo Falconí Ledesma, on August eleven, nineteen hundred eighty-eight, recorded in the Register of Property of Guayaquil, on September twenty-one, nineteen hundred eighty-eight.

        Seven) Lot E-1—with an area of one hundred two point zero one hectares (102.01), Land Registration number nine thousand five hundred fifteen (9515) and Land Identification number one hundred seventy-five (175). This lot was acquired by MARINES C.A. through a transfer by Merger by Absorption executed by Public Instrument between MARINES C.A. as absorbing and VANALARVA S.A. and ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. (legitimate owner of the property) as absorbed companies, on December one, nineteen hundred ninety-eight before Atty. Gloria Lecaro de Crespo,

Notary Nine of the Canton of Guayaquil, recorded in the Register of Property of Guayaquil on December five, two thousand two. In turn, ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. acquired it with an area of two hundred hectares, by purchase of hereditary rights and shares from the heirs of Gregorio Carvajal Rubio, executed by Public Instrument before Notary Twenty-Eight of Guayaquil, Atty. Eugenio Ramírez, on June twenty, nineteen hundred eighty-four, recorded in the Register of Property of Guayaquil on July seventeen, nineteen hundred eighty-four. Subsequently, ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. separated from this lot and sold to ACUACULTURA CAMARONES ACUACAM S.A. a lot of ninety-seven point ninety-nine (97.99) hectares, by Public Instrument of Purchase and Sale executed before Notary Five of Guayaquil, Dr. Gustavo Falconí Ledesma, on August eleven, nineteen hundred eighty-eight and recorded in the Register of Property of Guayaquil on September fourteen, nineteen hundred eighty-eight, with a remainder of one hundred two point zero one (102.01) hectares which is the current area of this lot.

        Eight) Lot E-2—with an area of twenty-seven point forty (27.40) hectares with Land Registration number nine thousand five hundred sixteen (9516) and Land Identification number one hundred seventy-six (176). This lot was acquired by MARINES C.A. through a transfer by Merger by Absorption executed by Public Instrument between MARINES C.A. as absorbing and VANALARVA S.A. and ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. (legitimate owner of the property) as absorbed companies, on December one, nineteen hundred ninety-eight before Atty. Gloria Lecaro de Crespo, Notary Nine of the Canton of Guayaquil, recorded in the Register of Property of Guayaquil on December five, two thousand two. In turn, ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. acquired it by Public Instrument of Purchase and Sale granted in its favor by BALMANTA S.A., executed before Notary Five of Guayaquil, Dr. Gustavo Falconí Ledesma, on August eleven, nineteen hundred eighty-eight and it was recorded in the Register of Property of Guayaquil on September twenty-eight, nineteen hundred eighty-eight.

        Nine) Lot E-3—with an area of seventy-five point sixty-three (75.63) hectares, with Land Registration number nine thousand five hundred seventeen (9517) and Land Identification number one hundred seventy-seven (177). This lot was acquired by MARINES C.A. through a transfer by Merger by Absorption executed by Public Instrument between MARINES C.A. as absorbing and VANALARVA S.A. and ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. (legitimate owner of the property) as absorbed companies, on December one, nineteen hundred ninety-eight before Atty. Gloria Lecaro de Crespo, Notary Nine of the Canton of Guayaquil, recorded in the Register of Property of Guayaquil on December five, two thousand two. In turn, the company ECUATORIANA DE CRUSTÁCEOS ECUACRUS S.A. acquired it by Public Instrument of Purchase and Sale granted in its favor by CAMARONES TÉCNICOS CAMTEC S.A., executed before Notary Five of Guayaquil, Dr. Gustavo Falconí Ledesma, on August eleven, nineteen hundred eighty-eight and recorded in the Register of Property of Guayaquil on September twenty-nine, nineteen hundred eighty-eight.

        CLAUSE THREE: OPEN MORTGAGE.- As guarantee and for the safety of all and every one of the obligations indicated in the previous clause, in other words those which MARINES C.A., RECORCHOLIS S.A. and the spouses Récher Hernán Vivanco Córdova and Luz Aminta Siera [sic] Sierra de Vivanco contracted or may contract in the future towards the CREDITOR, without prejudice to its personal and joint liability and without restriction of any type, be it for obligations matured or to mature, past, present or future, novations by direct or indirect negotiations, be it the CREDITOR, original creditor or creditor by subrogation, including judicial or extra-judicial expenses applicable, and also as guarantee of the obligations which MARINES C.A., RECORCHOLIS S.A. and the spouses Récher Hernán Vivanco Córdova and Luz Aminta Siera [sic] Sierra de Vivanco contracted or may contract individually and/or to third parties, directly and/or indirectly in favor of the CREDITOR; or which, contracted in any of said forms, have been acquired under any status by the CREDITOR; MARINES C.A. constitutes in favor of the CREDITOR first open mortgage, as indicated, on its properties, described under letter c) in Clause Two of this Contract. MARINES C.A. expressly undertakes personally to pay the obligations of the spouses Récher Hernán Vivanco Córdova and Luz Aminta Sierra Sierra de Vivanco who, on their own behalf and on behalf of their community of assets, are currently debtors of the CREDITOR.

        CLAUSE FOUR: EXTENSION OF THE MORTGAGE.- MARINES C.A. declares that this mortgage is constituted as-is on the assets described above and not in connection with their area, so that if any part of them is not included therein, it will also be included in the open mortgage, now constituted, since MARINES C.A. wants them to contain everything currently in existence, as well as the movables which, by accession thereto are reputed to be real estate, and the movables which, by benefit, use and cultivation of said real estate, are permanently designed for them, even if they can be separated without damage; and also all increases and improvements to be made from now on, and the new works and constructions to be erected, without reservations or limitations of any type; and the indemnity owed by the insurers of said assets. In addition, MARINES C.A. declares that certain assets mortgaged under this instrument are only identified by their Land Registration Code, as appears from the certificates issued by the corresponding registries of property, and that their boundaries and dimensions have not been reproduced in this instrument, but concerning which it declares that it is its will to include in the mortgage guarantee the entire property so identified, as well as the movables, reputed real estate by accession and the movables which, by benefit, use and cultivation of said properties are permanently designed for them, even if they can be separated without damage; and also all the increases and improvements received from now on and the new works and constructions to be erected, without reservations or limitations of any type.

        Finally, MARINES C.A. declares that, should the Land Register Codes which identify certain assets be changed currently, such changes will be deemed incorporated in this instrument, because it is its will to include in the mortgage all the properties so identified.

        CLAUSE FIVE: TERM, EXTINCTION AND CAUSES FOR EXECUTION OF THE MORTGAGE.- a) The mortgage constituted under this public instrument will be fully valid until the total payment of each and every one of the obligations it backs up, whereby MARINES C.A. waives requesting the extinguishment of the lien by means other than the execution of a public instrument of cancellation granted by the CREDITOR; b) The CREDITOR may exercise the real mortgage action in the following cases, inter alia: ONE) At the maturity of any of the obligations backed up by the mortgage which are not resolved in a timely manner, even if there are others which are still not yet matured; TWO) In the event that MARINES C.A. sells or alienates part or all of the assets mortgaged without express written consent of the CREDITOR, even if the term of the respective obligations has not yet matured; THREE) If MARINES C.A. stops maintaining the assets mortgaged hereunder in good conditions; FOUR) In the event that the assets mortgaged, due to causes prior or subsequent to this Contract, are deteriorated or depreciate in their value for any reason, so that they do not offer sufficient surety in the judgment of the representative of the CREDITOR; FIVE) If third-party creditors obtain a prohibition from selling or an encumbrance on all or part of the mortgaged assets, or if they are the object of a transfer of title; SIX) If MARINES C.A., without express authorization from the CREDITOR, encumbers all or part of the mortgaged assets, or limits their title; SEVEN) In the event of a situation of bankruptcy, insolvency or settlement with creditors of MARINES C.A.; EIGHT) If MARINES C.A. is the defendant in a resolutory action, cancellation action, motion for inheritance or title in connection with the mortgaged assets; NINE) If MARINES C.A. fails to comply with an order to pay under execution filed by third parties; TEN) If MARINES C.A. stops paying municipal, fiscal or provincial taxes levied on the properties; ELEVEN) If MARINES C.A. becomes debtor or guarantor of entities with coactive jurisdiction, without the written consent of the CREDITOR; TWELVE) If MARINES C.A. suspends the work currently carried out by it and which constitutes its business, and such suspension lasts for more than thirty days, except in cases of force majeure or acts of God duly proven to the satisfaction of the CREDITOR; THIRTEEN) In the event of a labor conflict between MARINES C.A. and its workers, which may endanger the normal activity thereof in the judgment of the representative of the CREDITOR; FOURTEEN) If MARINES C.A. stops complying with any employer obligation to its workers and/or to the Ecuadorian Social Security Institute;

FIFTEEN) If MARINES C.A. violates any of the provisions of this Contract or of the pertinent Laws and Regulations; SIXTEEN) If MARINES C.A. is requested and refuses to submit to the CREDITOR proof that it is in good standing with the obligations referred to in the above sections; and SEVENTEEN) For any other reason, as agreed upon between the parties. In any of said cases, such declaration of the CREDITOR made in the executory petition will be sufficient for the petition to produce all legal effects, even if MARINES C.A. is in good standing with the payment of its obligations. Consequently, the CREDITOR may declare matured all pending operations and exercise the executive action for the collection of all credits, with the corresponding legal effects, i.e., by requesting immediately the attachment of the mortgaged asset.

        CLAUSE SIX: SCOPE OF THE WORD OBLIGATION.- The word obligation as used in this public instrument includes the present, matured or to mature debts, as well as the future debts to be contracted, with the understanding that the open mortgage constituted by this public instrument refers to all direct or indirect credits granted or given by the CREDITOR to MARINES C.A., RECORCHOLIS S.A., and to the spouses Récher Hernán Vivanco Córdova and Luz Aminta Siera [sic] Sierra de Vivanco, in other words, any amount which, by the mere and only provision of the CREDITOR is considered as an obligation, whether its origin is prior, simultaneous or subsequent to this Open Mortgage Agreement. MARINES C.A. expressly agrees on the reservations set forth in Article one thousand six hundred eighty-five of the Civil Code.

        CLAUSE SEVEN: CONDITION OF THE PROPERTY.- MARINES C.A. declares that the properties owned by it, as described in Clause Two of this public instrument, are free of any lien, attachment, lawsuit, prohibition or limitation, that they are not affected by cancellation actions, claims, possessory actions or inheritance petition.

        CLAUSE EIGHT: VOLUNTARY PROHIBITION TO SELL.- MARINES C.A. declares by its own will that it constitutes a prohibition to sell concerning the properties mortgaged under this instrument, for the entire term of the obligations which cause said lien, so that is may not sell them under any status without the express authorization of the CREDITOR, which authorization will be given with the intervention of the legal representative thereof.

        CLAUSE NINE: INSURANCE.- MARINES C.A. declares that it pledges to insure the mortgaged properties against fire and other hazards, in an amount which, in the event of a loss, would cover the value of the loan, which will be valid until the total payment of the guaranteed debts; for this purpose, it will deliver the insurance policy duly endorsed in favor of the CREDITOR so that, in the event of a loss, it covers the value of the debts. If MARINES C.A. fails to contract the insurance or to renew the policy eight days before its expiration, the CREDITOR may do so. All expenses and costs of insurance and its renewals will be paid by MARINES C.A. MARINES C.A. is obligated, in the event of renewal of the policy, to renew it under the same terms and conditions as the previous one, i.e., it must be issued in favor of MARINES C.A. and duly endorsed in favor of the CREDITOR. In the event of difficulty in the collection of the policy or due to any circumstances, it is not possible to collect insurance, the CREDITOR will not bear any responsibility and MARINES C.A. must take all judicial or extra-judicial steps necessary to require and obtain the payment of the loss. If it is unable to take the stipulated insurance, and a loss takes place, and the CREDITOR does not receive the insured amount, MARINES C.A. is obligated to pay to the CREDITOR all outstanding debts.

        CLAUSE TEN: TRANSFER OF RIGHTS.- The parties expressly agree that the CREDITOR may transfer the mortgage rights constituted in its favor in this instrument, for which purpose MARINES C.A. expressly gives its acceptance in advance in the event of such transfer of rights.

        CLAUSE ELEVEN: ACCEPTANCE.- The CREDITOR, through the person of its General Manager, declares that it accepts the first open mortgage and voluntary prohibition to sell set forth in the previous Clauses and indicates for the record that the CREDITOR reserves the right to notify MARINES C.A. in writing of its decision that, after its last obligation is met, this Contract will be terminated. In turn,

MARINES C.A. declares that it accepts and confirms all and every one of the clauses and provisions of this Contract.

        CLAUSE TWELVE: EXPENSES.- All expenses for the execution of this Public Instrument, including those for registration, inscription, CREDITOR's lawyers' fees, taxes, dues and others, and the expenses of its cancellation, in due time, will be paid by MARINES C.A. Notwithstanding the above, either one of the parties is authorized to take the necessary steps in order to obtain the registration in the pertinent Public Register.

        CLAUSE THIRTEEN: DOMICILE, JURISDICTION AND COMPETENCE.- The parties indicated as domicile the city of Guayaquil and submit to the jurisdiction and competence of the Civil Judges of the city of Guayaquil and executive proceedings.

        You, Mr. Notary, will add the other stylistic formalities so as to cause the perfect and full validity of this Public Instrument. (illegible signature) ATTORNEY JACOB CUEVA GONZALEZ. License number nine thousand seven hundred fifty-six. Up to here the draft and its deponents.

        Consequently, the deponents confirm the content of the draft reproduced herein, which is elevated to Public Instrument so that it may produce all legal effects. All documents required by law are enclosed with this registration. After this instrument was read from beginning to end by me, the Notary, in a clear and loud voice, to the deponents who approve it in all and every one of its parts; they affirm, confirm and sign it in the same act with me, the Notary, who certifies.

[signature] MRS. LUZ SIERRA DE VIVANCO ID Card No. 070325616-4
[signature] MR. RÉCHER VIVANCO CÓRDOVA C.C. No. 110182983-4 V.C. No. 2540129
For MARINES C.A.
[signature] MR. RÉCHER VIVANCO CÓRDOVA C.C. No. 110182983-4 V.C. No. 2540129 R.U.C. No. 0990552401001
For RECORCHOLIS S.A.
[signature] MR. RÉCHER VIVANCO CÓRDOVA C.C. No. 110182983-4 V.C. No. 2540129 R.U.C. No. 0990531919001
For CONLORANCE INVESTMETS [sic] INC.
[signature] ATTY. JUSTO ANDRÉS ANDRADE MACÍAS C.C. No. 120136935-0 V.C. No. 88-0001